SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2003

CURTISS WRIGHT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation or Organization	1-134 Commission File Number	13-0612970 IRS Employer Identification No.

4 Becker Farm Road Roseland, New Jersey Address of Principal Executive Offices	07068 Zip Code

Registrant’s telephone number, including area code: (973) 597-4700

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

99.1     Presentation to Conference dated December 2, 2003

ITEM 9.	INFORMATION FURNISHED PURSUANT TO REGULATION FD

On December 2, 2003, Mr. Glenn E. Tynan, Vice President – Finance and Chief Financial Officer of Curtiss-Wright Corporation, will appear at the Jefferies Quarterdeck Aerospace, Defense & IT Services Conference at the Grand Hyatt, in New York City, New York. Curtiss-Wright’s presentation to that conference will be Webcast live at http://www.jeco.com/aditconf, and will be available for replay on the Company’s website at www.curtisswright.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS WRIGHT CORPORATION
By:	/s/ Glenn E. Tynan

Glenn E. Tynan Vice-President and Chief Financial Officer

Date: December 2, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation dated December 2, 2003.